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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Kilroy Realty Corporation on Form S-8 of our report dated March 10, 1999, appearing in the Annual Report on Form 10-K of Kilroy Realty Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Los Angeles, California
May 4, 1999